UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10215

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary 1625 Broadway Suite 2200 Financial Investors Variable Insurance Trust Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2005

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

June 30, 2005

FIRST HORIZON FUNDS

•                  Are NOT insured by the FDIC or any other governmental agency.

•                  Are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

•                  Involve investment risks, including the possible loss of the principal amount invested.

FIRST HORIZON
Core Equity Portfolio
Semi-Annual Report	June 30, 2005

PORTFOLIO MANAGEMENT

TEAM
David Thompson, MBA, CFA 16 Years of Investment Experience Mark Cronin, CFA 21 Years of Investment Experience

How did the Portfolio perform?

The First Horizon Core Equity Portfolio lost (4.22)% in the first six months of 2005, underperforming the S&P 500 Index return of (0.82)%. The Portfolio lost (4.32)% in the first quarter of the year, and gained 0.10% in the second quarter.

Why did the Portfolio perform this way?

The underperformance of holdings in the financials sector and an underweighting in the energy sector most negatively impacted the Portfolio’s performance. Financials – a sector in which the Portfolio maintains an over-weighted position compared to the S&P 500 Index – was hurt by the rising short-term interest rates levied by the Federal Reserve. Meanwhile, escalating crude oil prices made energy one of the few places to make money in the stock market.

We continue to be underweighted in the energy sector as we feel that oil inventories may be sufficient to bring the price of the commodity down. The consumer discretionary sector was hurt indirectly by the rising energy prices, as higher gas prices at the pump meant fewer discretionary dollars for consumers to spend. Even though information technology as a sector had negative performance in the first half of the year, the Portfolio’s information technology holdings actually added relative return to the fund.

For the six-month period, top performers in the Portfolio included AFLAC, Inc., which gained more than 9.2% based on strengthening sales expected in Japan and the United States, and Intel Corp., which gained 12.0% as the company raised its guidance for revenues and gross margins.

What is your outlook for 2005?

Our outlook for the stock market is predicated on crude oil prices. A continued upward movement of crude prices or a sustained high price level could have detrimental impacts on the economy and corporate earnings. However, a sustained drop in crude prices could offer a positive boost to the economy, consumer confidence and earnings.

Overall, we remain optimistic about the remainder of 2005, as we believe this year may shape up like 2004 did, with little to show in terms of return for the first half of the year, yet by year-end the market could produce respectable returns.

Industry Breakdown and Performance as of June 30, 2005

Showing Percentage of Total Net Assets

Financials	28.5%
Insurance	18.3%
Diversified Financials	7.2%
Banks	3.0%
Information Technology	18.3%
Consumer Discretionary	18.1%
Consumer Staples	10.9%
Industrials	6.9%
Healthcare	6.6%
Money Market Mutual Funds	3.9%
Telecommunications	3.6%
Energy	2.9%

*Other Assets in Excess of Liabilities - 0.3%

Average Annual Total Return

	1 Year	Since Inception (8/20/01)
First Horizon Core Equity Portfolio	(0.33)%	(0.85)%
S&P 500 Index	6.29%	2.15%

Comparison of Since Inception Change in Value of $10,000 Investment in the First Horizon Core Equity Portfolio and the S&P 500 Index.

Total return is the change in the value of an investment in the Portfolio after reinvesting all income and capital gains. It is calculated by dividing the change in total investment value by the initial value of the investment. The inception date of each Portfolio is August 20, 2001. The total return figures represent past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all portfolio expenses and reflect all fee waivers and/or reimbursements. Without these fee waivers and/or reimbursements, total return would have been lower. To obtain the most recent month-end performance, please call (877) 846-0741.

Standard & Poor’s 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index. You cannot invest directly in an index.

FIRST HORIZON
Capital Appreciation Portfolio
Semi - Annual Report	June 30, 2005

PORTFOLIO MANAGEMENT

TEAM

A team of portfolio managers and analysts is responsible for the day-to-day operations of the Portfolio. The team is led by Marshall Bassett, chief investment officer, growth equities of Delaware Investments. Mr. Bassett serves as senior portfolio manager for the consumer and retail sectors. He has over 20 years of professional investment exprience.

OTHER TEAM MEMBERS

Matthew Todorow, portfolio manager, healthcare sector
Steven Lampe, portfolio manager, financial sector
Lori Wachs, portfolio manager, consumer and retail sector

How did the Portfolio perform?

The First Horizon Capital Appreciation Portfolio returned (4.47)% for the first half of 2005. Comparatively, the Russell 2000 Growth Index returned (3.62)% for the same period. The Portfolio lost (8.25)% during the first quarter of the year, and gained 4.13% in the second quarter.

Why did the Portfolio perform this way?

The optimism engendered by the fourth-quarter rally of 2004 was dashed in the first quarter of 2005 as rising energy prices spread fear of a decelerating economy. Within the small-cap growth market, as reflected in the Russell 2000 Growth Index, only the energy sector posted positive returns, rising 14%. The market’s slide continued unabated into April. In May, however, the market rallied as energy prices and inflation fears eased. The rally continued into June and lifted many indices into positive territory for the first six months of the year.

Stock selection in the consumer non-durable sector delivered one of the most positive impacts on the Portfolio. Carter’s, Inc. was the top performing retailer in the Portfolio based on strong sales and earnings. The company’s growth prospects were further boosted in the second quarter with an acquisition of OshKosh B’Gosh Co., which helped send the stock up 46% for the quarter and 72% year-to-date. Additionally, Coach, Inc., Urban Outfitters, Inc. and Hibbett Sporting Goods, Inc. all rose more than 19%.

Hindering performance was the severe battering that biotech stocks took in the first quarter. Investor sentiment was so negative through the first quarter that several of the Portfolio’s holdings experienced positive developments but remained flat or slightly down. This sentiment began to ease in the second quarter. Individually, Inspire Pharmaceuticals was a detractor from performance, falling by half after announcing disappointing results regarding its experimental drug for chronic dry-eye syndrome. We exited from the stock as a result of this news.

What is your outlook for 2005?

Entering the second half of 2005, we continue to maintain an overweighted position in the biotech sector (a sub-sector within healthcare), as we believe the negative sentiment toward this sector has been overly severe. Additionally, we have further reduced our underweighted position in technology to the smallest margin since 2001 because we feel the negative sentiment regarding many companies’ future growth prospects has become too pessimistic. Underlying all our sector positions, however; continues to be our primary focus on identifying and holding those companies that we believe demonstrate the ability to deliver strong future sales and earnings growth.

Industry Breakdown and Performance as of June 30, 2005

Showing Percentage of Total Net Assets

Healthcare	22.4%
Technology	18.6%
Consumer Non-Durables	16.7%
Consumer Services	13.9%
Financials	10.2%
Business Services	8.0%
Capital Goods	4.8%
Transportation	3.0%
Money Market Mutual Funds	1.4%

*Other Assets in Excess of Liabilities - 1.0%

Average Annual Total Return

		Since Inception
	1 Year	(8/20/01)
First Horizon Capital Appreciation Portfolio	2.23%	7.90%
Russell 2000 Growth Index	4.02%	4.02%

Comparison of Since Inception Change in Value of $10,000 Investment in the First Horizon Capital Appreciation Portfolio and the Russell 2000 Growth Index.

Total return is the change in the value of an investment in the Portfolio after reinvesting all income and capital gains. It is calculated by dividing the change in total investment value by the initial value of the investment. The inception date of each Portfolio is August 20, 2001. The total return figures represent past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all portfolio expenses and reflect all fee waivers and/or reimbursements. Without these fee waivers and/or reimbursements, total return would have been lower. To obtain the most recent month-end performance, please call (877) 846-0741.

Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Fund Expenses (Unaudited)

As a shareholder of the Portfolios, you incur only one of two potential types of costs. You incur no transaction costs including sales charges and redemption fees. However, you do incur ongoing costs, including management fees, 12b-1 fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 3, 2005 and held until June 30, 2005.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Portfolio costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transaction fees were included, your costs would have been higher.

	Beginning Account Value 1/3/05	Ending Account Value 6/30/05	Expense Paid During Period * (1/3/05 - 6/30/05)
First Horizon Core Equity
Actual Fund Return	$1,000.00	$957.80	$5.28
Hypothetical Fund Return	$1,000.00	$1,019.13	$5.45

First Horizon Capital Appreciation
Actual Fund Return	$1,000.00	$955.30	$6.23
Hypothetical Fund Return	$1,000.00	$1,018.15	$6.43

*Expenses are equal to the First Horizon Core Equity and First Horizon Capital Appreciation Portfolios’ annualized expense ratios, including fee waivers, of 1.10% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the half-year period).

A Note on Fees. If you are a Contract owner, you will also incur fees associated with the Contract you purchase, which are not reflected in the table and example above. Additional information about the cost of investing in the Portfolio is presented in the prospectus for your Contract through which the Portfolio’s shares are offered to you.

FIRST HORIZON
Core Equity Portfolio
Semi - Annual Report	June 30, 2005

Portfolio of Investments

June 30, 2005 (Unaudited)

	Shares	Value

COMMON STOCKS - 95.8%
CONSUMER DISCRETIONARY - 18.1%
Media - 11.6%
Comcast Corp., Class A*	11,700	$350,415
McGraw-Hill Co., Inc.	8,240	364,620
Omnicom Group, Inc.	5,900	471,174
Walt Disney Co.	16,625	418,617

TOTAL MEDIA		1,604,826

Motorcycle Manufacturers - 2.0%
Harley Davidson, Inc.	5,425	269,080

Retailing - 4.5%
Home Depot, Inc.	16,100	626,290

TOTAL CONSUMER DISCRETIONARY		2,500,196

CONSUMER STAPLES - 10.9%
Discount Stores - 1.2%
Wal-Mart Stores, Inc.	3,400	163,880

Food, Beverage & Tobacco - 7.2%
Costco Wholesale Corp.	10,750	481,815
Pepsico, Inc.	9,600	517,728

TOTAL FOOD, BEVERAGE & TOBACCO		999,543

Household & Personal Products - 2.5%
Colgate-Palmolive Co.	6,900	344,379

TOTAL CONSUMER STAPLES		1,507,802

ENERGY - 2.9%
Energy - 2.9%
Exxon Mobil Corp.	7,000	402,290

TOTAL ENERGY		402,290

FINANCIALS - 28.5%
Banks - 3.0%
Wells Fargo & Co.	6,850	421,823

Diversified Financials - 7.2%
Capital One Financial Corp.	8,175	$654,082
Federal National Mortgage Association	5,825	340,180

TOTAL DIVERSIFIED FINANCIALS		994,262

Insurance - 18.3%
AFLAC, Inc.	12,000	519,360
American International Group, Inc.	10,285	597,558
Fidelity National Financial, Inc.	6,885	245,726
Willis Group Holdings, Ltd.	15,650	512,068
XL Capital, Ltd., Class A	8,837	657,650

TOTAL INSURANCE		2,532,362

TOTAL FINANCIALS		3,948,447

HEALTHCARE - 6.6%
Healthcare Equipment & Supplies - 2.7%
Medtronic, Inc.	7,300	378,067

Pharmaceuticals & Biotechnology - 3.9%
Pfizer, Inc.	19,350	533,673

TOTAL HEALTHCARE		911,740

INDUSTRIALS - 6.9%
Capital Goods - 3.4%
General Electric Co.	13,750	476,438

Industrial Machinery - 3.5%
Ingersoll-Rand Co., Ltd.	6,725	479,829

TOTAL INDUSTRIALS		956,267

INFORMATION TECHNOLOGY - 18.3%
Semiconductors - 4.3%
Analog Devices, Inc.	4,775	178,155
Intel Corp.	16,325	425,430

TOTAL SEMICONDUCTORS		603,585

	Shares	Value

Software - 4.4%
Microsoft Corp.	24,525	$609,201

Technology Hardware & Equipment - 9.6%
Cisco Systems, Inc.*	18,150	346,846
Flextronics International, Ltd.*	32,125	424,371
Jabil Circuit, Inc.*	5,675	174,393
Lexmark International, Inc.*	5,025	325,771
Nokia Corp., ADR	3,275	54,496

TOTAL TECHNOLOGY HARDWARE & EQUIPMENT		1,325,877

TOTAL INFORMATION TECHNOLOGY		2,538,663

TELECOMMUNICATIONS - 3.6%
Telecommunication Services - 3.6%
Vodafone Group, plc ADR	20,700	503,424

TOTAL TELECOMMUNICATIONS		503,424

TOTAL COMMON STOCKS
(Cost $12,849,113)		13,268,829

MONEY MARKET MUTUAL FUNDS - 3.9%
SSgA Prime Money Market Fund	271,580	271,580
SSgA U.S. Treasury Money Market Fund	270,985	270,985

TOTAL MONEY MARKET MUTUAL FUNDS
(Cost $542,565)		542,565

TOTAL INVESTMENTS	99.7%	$13,811,394
(Cost $13,391,678)
Other Assets in Excess of Liabilities	0.3%	40,855
NET ASSETS	100.0%	$13,852,249

* Non-income producing security

ADR - American Depositary Receipt

See Notes to Financial Statements

FIRST HORIZON
Capital Appreciation Portfolio
Semi - Annual Report	June 30, 2005

Portfolio of Investments

June 30, 2005 (Unaudited)

	Shares	Value

COMMON STOCKS - 97.6%
Business Services - 8.0%
Advisory Board Co.*	1,800	$87,732
aQuantive, Inc.*	3,000	53,160
Ivillage, Inc.*	10,200	60,996
Jupitermedia Corp.*	4,900	83,937
Portfolio Recovery Associates, Inc.*	100	4,202
Resources Connection, Inc.*	3,200	74,336
SupportSoft, Inc.*	7,000	36,330

TOTAL BUSINESS SERVICES		400,693

Capital Goods - 4.8%
Engineered Support Systems, Inc.	1,750	62,702
Lincoln Electric Holdings, Inc.	2,300	76,245
NCI Building Systems, Inc.*	2,000	65,600
Trex Company, Inc.*	1,300	33,410

TOTAL CAPITAL GOODS		237,957

Consumer Non-Durables - 16.7%
America’s Car Mart, Inc.*	1,950	43,895
Build-A-Bear-Workshop, Inc.*	1,800	42,210
Carter’s, Inc.*	1,300	75,894
Coach, Inc.*	3,600	120,852
Guitar Center, Inc.*	1,600	93,392
Hibbett Sporting Goods, Inc.*	4,150	157,036
Tractor Supply Co.*	900	44,190
Urban Outfitters, Inc.*	3,000	170,070
Warnaco Group, Inc.*	3,600	83,700

TOTAL CONSUMER NON-DURABLES		831,239

Consumer Services - 13.9%
BJ’s Restaurants, Inc.*	12,000	244,080
Cheesecake Factory, Inc.*	2,400	83,352
Collectors Universe, Inc.*	3,300	57,816
First Cash Financial Services, Inc.*	2,400	51,288
Four Seasons Hotel, Inc.	800	52,880
InPhonic, Inc.*	2,000	30,760
Rare Hospitality International, Inc.*	2,000	60,940
Sonic Corp.*	2,600	79,378
TRM Corp.*	1,900	31,958

TOTAL CONSUMER SERVICES		692,452

Financials - 10.2%
Brookline Bancorp, Inc.	3,400	55,284
Delphi Financial Group, Inc.	2,500	110,375
Downey Financial Corp.	900	65,880
Hub International, Ltd.	1,800	35,082
RAIT Investment Trust	1,400	$41,930
Signature Bank*	2,800	68,320
Westcorp	2,500	131,050

TOTAL FINANCIALS		507,921

Healthcare - 22.4%
Align Technology, Inc. *	6,700	49,379
Amylin Pharmaceuticals, Inc.*	3,800	79,534
Animas Corp.*	3,900	78,585
Conceptus, Inc.*	5,300	29,945
Conor Medsystems, Inc.*	1,900	29,165
CV Therapeutics, Inc.*	5,100	114,342
Digene Corp.*	2,400	66,432
Dyax Corp.*	5,900	27,848
Encysive Pharmaceuticals, Inc.*	4,700	50,807
Immucor, Inc.*	2,275	65,861
Isolagen, Inc.*	7,100	29,110
Medicis Pharmaceutical Corp.	1,700	53,941
MGI PHARMA, Inc.*	2,900	63,104
Nektar Therapeutics*	5,300	89,252
POZEN, Inc.*	4,300	35,260
Protein Design Labs, Inc.*	3,700	74,777
Rigel Pharmaceuticals, Inc.*	2,500	49,800
SeraCare Life Sciences, Inc.*	1,600	22,384
United Therapeutics Corp.*	2,200	106,040

TOTAL HEALTHCARE		1,115,566

Technology - 18.6%
Agile Software Corp.*	5,400	34,020
Akamai Technologies, Inc.*	5,700	74,841
Cymer, Inc.*	2,300	60,605
Integrated Device Technology, Inc.*	3,600	38,700
Interwoven, Inc.*	6,100	45,933
Manhattan Associates, Inc.*	2,000	38,420
Marchex, Inc.*	4,900	73,696
MatrixOne, Inc.*	9,500	47,500
Mattson Technology, Inc.*	6,300	45,108
Merix Corp.*	4,000	23,400
NMS Communications Corp.*	6,600	18,876
O2Micro International, Ltd.*	7,800	109,590
Power Integrations, Inc.*	2,900	62,553
SiRF Technology Holdings, Inc.*	3,800	67,184
Skyworks Solutions, Inc.*	3,600	26,532
Tessera Technologies, Inc.*	3,200	106,912
TIBCO Software, Inc.*	7,900	51,666

TOTAL TECHNOLOGY		925,536

	Shares	Value

Transportation - 3.0%
Knight Transportation, Inc.	2,500	$60,825
Old Dominion Freight Line, Inc.*	1,600	42,928
Universal Truckload Services, Inc.*	2,600	43,914

TOTAL TRANSPORTATION		147,667

TOTAL COMMON STOCKS (Cost $4,339,412)		4,859,031

MONEY MARKET MUTUAL FUNDS - 1.4%
SSgA Prime Money Market Fund	35,479	35,479
SSgA U.S. Treasury Money Market Fund	35,470	35,470

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $70,949)		70,949

TOTAL INVESTMENTS (Cost $4,410,361)	99.0%	$4,929,980
Other Assets in Excess of Liabilities	1.0%	47,479
NET ASSETS	100.0%	$4,977,459

* Non-income producing security

See Notes to Financial Statements

FIRST HORIZON

Semi-Annual Report	June 30, 2005

Statements of Assets and Liabilities

June 30, 2005 (Unaudited)

	Core Equity Portfolio	Capital Appreciation Portfolio
Assets:
Investments, at value (Cost- see below)	$13,811,394	$4,929,980
Dividends receivable	15,775	1,430
Interest receivable	932	119
Receivable for securities sold	87,081	83,848
Receivable from investment adviser	110	6,167
Prepaid and other assets	497	301
Total Assets	13,915,789	5,021,845

Liabilities:
Payable for investments purchased	37,534	28,600
Payable for portfolio shares redeemed	1,040	171
Accrued investment advisory fee	—	2,403
Accrued administration fee	2,214	811
Accrued 12b-1 fee	2,495	914
Accrued trustees fee	766	236
Other payables	19,491	11,251
Total Liabilities	63,540	44,386
Net Assets	$13,852,249	$4,977,459

Cost of Investments	$13,391,678	$4,410,361

Composition of Net Assets:
Paid in capital	$12,861,989	$4,361,088
Accumulated net investment gain/(loss)	112,389	(25,015)
Accumulated net realized gain on investments	458,155	121,767
Net unrealized appreciation in value of investments	419,716	519,619
Net Assets	$13,852,249	$4,977,459

Net Asset Value Per Share:
Net Assets	$13,852,249	$4,977,459
Shares of beneficial interest outstanding of no par value, unlimited shares authorized	1,451,301	394,561
Net asset value and redemption price per share	$9.54	$12.62

See Notes to Financial Statements

Statements of Operations

For the Six Months Ended June 30, 2005 (Unaudited)

	Core Equity Portfolio	Capital Appreciation Portfolio
Investment Income:
Interest	$4,958	$1,524
Dividends (net of foreign withholding taxes of $1,019 and $33)	190,252	6,115
Total Income	195,210	7,639

Expenses:
Investment advisory fee	51,944	18,204
Administration fee	14,841	4,854
Co-Administration fee	3,707	1,214
Audit & tax	9,900	3,732
Custody	5,986	10,313
12b-1 fee	18,551	6,068
Trustees	7,051	2,211
Legal	7,713	2,389
Registration	143	32
Printing	4,754	1,513
Insurance	1,034	356
Other	7,632	2,604
Total Expenses Before Waiver	133,256	53,490
Expenses waived	(51,519)	(4,626)
Expenses reimbursed by investment adviser	(110)	(17,314)
Net Expenses	81,627	31,550

Net Investment Income/(Loss)	113,583	(23,911)

Net realized gain on investments	567,871	11,409
Change in net unrealized appreciation/depreciation	(1,370,215)	(230,507)
Net loss on investments	(802,344)	(219,098)

Net Decrease in Net Assets from Operations	$(688,761)	$(243,009)

See Notes to Financial Statements

Statements of Changes in Net Assets

	Core Equity Portfolio		Capital Appreciation Portfolio
	For the Six Months	For the Year	For the Six Months	For the Year
	Ended June 30,	Ended December 31,	Ended June 30,	Ended December 31,
	2005*	2004	2005*	2004
Operations:
Net investment income/(loss)	$113,583	$119,622	$(23,911)	$(39,929)
Net realized gain on investments	567,871	250,070	11,409	369,627
Change in net unrealized appreciation/depreciation	(1,370,215)	455,193	(230,507)	121,067
Net increase/(decrease) in net assets from operations	(688,761)	824,885	(243,009)	450,765

Distributions:
From net investment income	—	(119,999)	—	—
From net realized gain	—	—	—	(298,157)
Net decrease in net assets from distributions	—	(119,999)	—	(298,157)

Share Transactions:
Proceeds from sales of shares	172,497	6,313,846	337,139	2,879,375
Reinvested distributions	—	119,999	—	298,157
Cost of shares redeemed	(2,489,580)	(1,888,314)	(340,130)	(1,600,905)
Net increase/(decrease) in net assets from share transactions	(2,317,083)	4,545,531	(2,991)	1,576,627

Net Increase/(Decrease) in Net Assets	(3,005,844)	5,250,417	(246,000)	1,729,235

Net Assets:
Beginning of period	16,858,093	11,607,676	5,223,459	3,494,224
End of period	$13,852,249 (1)	$16,858,093 (1)	$4,977,459 (1)	$5,223,459 (1)

(1) Includes accumulated net investment gain/(loss) of:	$112,389	$(1,194)	$(25,015)	$(1,104)
* Unaudited

See Notes to Financial Statements

Financial Highlights

	Core Equity Portfolio
	For the Six Months Ended June 30,		For the Year Ended December 31,			For the Period Ended December 31,
	2005*		2004	2003	2002	2001**
Selected Per-Share Data
Net asset value - beginning of period	$9.96		$9.51	$7.41	$10.06	$10.00
Income from investment operations:
Net investment income	0.08		0.07	0.02	0.02	0.00	(3)
Net realized and unrealized gain/(loss) on investments	(0.50)		0.45	2.10	(2.65)	0.07
Total from investment operations	(0.42)		0.52	2.12	(2.63)	0.07

Distributions:
From net investment income	—		(0.07)	(0.02)	(0.02)	(0.01)
From net realized gain	—		—	—	0.00 (3)	—
Total distributions	—		(0.07)	(0.02)	(0.02)	(0.01)
Net asset value - end of period	$9.54		$9.96	$9.51	$7.41	$10.06

Total Return (4)	(4.22	)%(2)	5.48%	28.60%	(26.11)%	0.68	%(2)

Ratios and Supplemental Data
Net assets, end of period (000)	$13,852		$16,858	$11,608	$5,239	$2,107
Ratio of expenses to average net assets	1.10	%(1)	1.10%	1.10%	1.10%	1.10	%(1)
Ratio of net investment income to average net assets	1.53	%(1)	0.80%	0.28%	0.28%	0.17	%(1)
Ratio of expenses to average net assets without fee waivers	1.80	%(1)	1.59%	1.79%	3.07%	1.99	%(1)
Ratio of net investment income/(loss) to average net assets without fee waivers	0.84	%(1)	0.31%	(0.40)%	(1.69)%	(0.72	)%(1)
Portfolio turnover rate	12%		27%	36%	43%	9%

(1) Annualized

(2) Total returns for periods less than one year are not annualized.

(3) Less than $.005 per share.

(4) Total return would have been lower had various fees not been waived during the period.

* Unaudited

**For the period August 20, 2001 (inception) to December 31, 2001

See Notes to Financial Statements

	Capital Appreciation Portfolio
	For the Six Months		For the Year			For the Period
	Ended June 30,		Ended December 31,			Ended December 31,
	2005*		2004	2003	2002	2001**
Selected Per-Share Data
Net asset value - beginning of period	$13.21		$12.62	$8.87	$10.90	$10.00
Income from investment operations:
Net investment loss	(0.06)		(0.10)	(0.04)	(0.06)	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.53)		1.49	3.79	(1.97)	0.92
Total from investment operations	(0.59)		1.39	3.75	(2.03)	0.90

Distributions:
From net realized gain	—		(0.80)	—	—	—
Total distributions	—		(0.80)	—	—	—
Net asset value - end of period	$12.62		$13.21	$12.62	$8.87	$10.90

Total Return (3)	(4.47	)%(2)	11.25%	42.28%	(18.62)%	9.00	%(2)

Ratios and Supplemental Data
Net assets, end of period (000)	$4,977		$5,223	$3,494	$1,480	$1,132
Ratio of expenses to average net assets	1.30	%(1)	1.30%	1.30%	1.30%	1.30	%(1)
Ratio of net investment loss to average net assets	(0.99	)%(1)	(0.85)%	(0.61)%	(0.89)%	(0.49	)%(1)
Ratio of expenses to average net assets without fee waivers	2.20	%(1)	2.05%	2.18%	4.27%	2.24	%(1)
Ratio of net investment loss to average net assets without fee waivers	(1.89	)%(1)	(1.60)%	(1.49)%	(3.87)%	(1.43	)%(1)
Portfolio turnover rate	45%		75%	72%	120%	59%

(1) Annualized

(2) Total Returns for periods less than one year are not annualized.

(3) Total return would have been lower had various fees not been waived during the period.

* Unuadited

** For the period August 20, 2001 (inception) to December 31, 2001

See Notes to Financial Statements

FIRST HORIZON

Semi-Annual Report	June 30, 2005

Notes to Financial Statements

(Unaudited)

1. Significant Accounting and Operating Policies

Financial Investors Variable Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Delaware business trust by a Declaration of Trust dated July 31, 2000. The financial statements herein relate to the Trust’s First Horizon Funds that include the Core Equity (formerly known as Growth & Income) and Capital Appreciation Portfolios (the Portfolios). The Portfolios are sold at offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or other investment products.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies for the Trust.

Security Valuation: Securities of the Portfolios are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Over-the-counter securities traded on NASDAQ are valued based upon the NASDAQ Official Closing Price. Securities for which quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Income Taxes: It is the policy of each Portfolio to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and each Portfolio intends to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Expenses: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses that cannot be directly attributed are apportioned among the Portfolios based on average net assets.

Distributions to Shareholders: Distributions for the Portfolios are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Portfolio on the ex-dividend date.

Other: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

2. Federal Taxes

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from its ultimate characterization for federal income tax purposes.

During the six months ended June 30, 2005, Core Equity Portfolio used $24,130 of capital loss carryover. Also during the six months ended June, 30, 2005, Capital Appreciation Portfolio incurred a net operating loss of $23,911 which was offset to paid in capital.

3. Shares of Beneficial Interest

On June 30, 2005, there was an unlimited number of no par value shares of beneficial interest authorized for each Portfolio. Transactions in shares of beneficial interest were as follows:

	Core Equity		Capital Appreciation
	For the Six Months	For the Year	For the Six Months	For the Year
	Ended June 30,	Ended December 31,	Ended June 30,	Ended December 31,
	2005	2004	2005	2004
Shares sold	17,830	655,644	26,835	224,110
Shares issued as reinvestment of distributions	—	12,207	—	23,458
Shares redeemed	(258,640)	(196,957)	(27,763)	(128,966)
Net increase in shares	(240,810)	470,894	(928)	118,602

4. Investment Transactions

Purchases and sales of investment securities, other than short-term securities, for the six months ended June 30, 2005, aggregated $1,809,031 and $4,076,400 respectively, for the Core Equity Portfolio and $2,205,195 and $2,183,716 respectively, for the Capital Appreciation Portfolio.

Net unrealized appreciation of investments based on federal tax cost were as follows:

As of June 30, 2005	Core Equity	Capital Appreciation

Gross appreciation (excess of value over tax cost)	$937,486	$918,781
Gross depreciation (excess of tax cost over value)	(587,050)	(413,540)
Net unrealized appreciation	$350,436	$505,241
Cost of investments for income tax purposes	$13,460,958	$4,424,739

The difference between book and tax appreciation/depreciation is wash sale loss deferrals of $69,280 for the Core Equity Portfolio and $14,378 for the Capital Appreciation Portfolio.

5. Investment Advisory and Management Agreements

For managing its investment and business affairs, the Core Equity Portfolio pays First Tennessee Bank National Association (“First Tennessee”), a monthly management fee at the annual rate of 0.70% of its average net assets. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to the Core Equity Portfolio.

Highland Capital Management Corp. (“Highland”) serves as the sub-adviser of the Core Equity Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of 0.50% of Core Equity Portfolio’s average net assets.

First Tennessee and Delaware Management Company (“DMC”) serve as co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Capital Appreciation Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of 0.15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay DMC monthly management fees at the annual rate of 0.60% of its average net assets.

6. Administrator, Co-Administrator and Distributor

ALPS Mutual Funds Services, Inc. (“ALPS”) and ALPS Distributors, Inc. (“ADI”) serve as Administrator and Distributor, respectively, for the Trust under separate Administration and General Distribution Agreements. ALPS is entitled to receive administration fees from each Portfolio, computed daily and payable monthly, at the annual rate of 0.20% of average net assets. In addition to administration services, the administration fee also covers the costs of fund accounting, shareholder servicing and transfer agency services.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio’s operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of 0.05% of average net assets.

The Trustees have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of each Portfolio. Each Plan provides for payments to ADI at the annual rate of 0.25% of average net assets.

7. Waiver of Expenses

For the six months ended June 30, 2005, First Tennessee agreed to reimburse fund expenses and/or waive a portion of its fees to the extent necessary for the Core Equity and Capital Appreciation Portfolios to maintain a total expense ratio of not more than 1.10% and 1.30%, respectively.

Proxy Voting

Portfolio policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Portfolios for the period ended June 30, 2005, are available without charge, upon request, by contacting First Horizon Funds at (877) 846-0741 and on the commissions website at http://www.sec.gov.

Portfolio Holdings

The Portfolios file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Portfolios’ Forms N-Q are available without a charge, upon request, by contacting the Portfolios at (877) 846-0741 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at (800) SEC-0330.

Trustees and Officers

(Unaudited)

The business affairs of Financial Investors Variable Insurance Trust (the “Trust”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available without charge upon request by calling toll-free (877) 846-0741.

	Position(s)		Number of
	Held with		Portfolios in	Other
	the Trust		Fund Complex	Directorships
Name	and Length	Principal Occupation(s)	Overseen by	Held by
and Age(1)	of Time Served(2)	During Past 5 Years	Trustee	Trustee(3)
INDEPENDENT TRUSTEES

Mary K. Anstine Age 64	Trustee (since 2000)	Ms. Anstine is Trustee of the Reaves Utility Income Fund, Financial Investors Trust, Boy Scouts of America/Denver Area Council, and AV Hunter Trust. She is also a Director of Alzheimer’s Association, Denver Chapter and Colorado Uplift Board. Formerly, Ms. Anstine served as President and Chief Executive Officer of HealthONE Alliance.	2	None

Robert E. Lee Age 70	Trustee (since 2003)	Mr. Lee is currently Trustee of the Reaves Utility Income Fund and Financial Investors Trust.	2	Director, Storage Technology Corporation, ING Financial Services - North America, Meredith Capital Corporation and Source Capital Corporation.

John R. Moran, Jr. Age 75	Trustee (since 2000)	Mr. Moran is Trustee of Financial Investors Trust, Hill Foundation, and Robert J. Kutak Foundation. He is President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the State of Colorado. He is also a Member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	2	None

INTERESTED TRUSTEE

W. Robert Alexander(4) Age 77	Trustee and Chairman (since 2000)	Mr. Alexander is the Chief Executive Officer of ALPS and ADI, which provide administration and distribution services, respectively, for mutual funds. Mr. Alexander is also a Trustee of the Clough Global Allocation Fund, Clough Global Equity Fund, Hunter and Hughes Trusts, Financial Investors Trust, and Reaves Utility Income Fund. Formerly Mr. Alexander was Vice Chairman of FirstInterstate Bank of Denver.	2	None

	Position(s)		Number of
	Held with		Portfolios in	Other
	the Trust		Fund Complex	Directorships
Name	and Length	Principal Occupation(s)	Overseen by	Held by
and Age(1)	of Time Served(2)	During Past 5 Years	Trustee	Trustee(3)
OFFICERS

Edmund J. Burke(4) Age 44	President (since 2001)	Mr. Burke is President and Director of ALPS and ADI. He is also President of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, and Reaves Utility Income Fund.	N/A	N/A

Jeremy May(4) Age 35	Treasurer (since 2001)

Mr. May is Managing Director of ALPS and ADI. Mr. May is also Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, First Funds Trust, and Reaves Utility Income Fund.

			N/A	N/A

Tané Tyler(4) Age 40	Secretary (since 2004)

Ms. Tyler is General Counsel of ALPS and ADI. She is also Secretary for First Funds, Reaves Utility Income Fund, and Westcore Funds. Formerly Vice President and Associate Counsel, OppenheimerFunds, Inc., and Vice President and Assistant General Counsel, INVESCO Funds Group, Inc.

			N/A	N/A

(1)          Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Financial Investors Variable Insurance Trust, 1625 Broadway, Suite 2200, Denver, CO 80202

(2)          Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates. Each officer is typically elected for a term of one year, serving until the earliest of: (a) the election of his successor; (b) the date the officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s Code of Regulations; or (c) the Trust terminates.

(3)          Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4)          W. Robert Alexander, Edmund J. Burke, Jeremy May and Tané Tyler are “Interested Persons” of the Trust due to their affiliation with ALPS Mutual Funds Services, Inc. and ALPS Distributors, Inc.

Approval of Investment Advisory Agreements

(Unaudited)

On June 14, 2005, the Board of Trustees met in person to conduct the annual review of the Investment Advisory, Sub- Advisory and Co-Advisory Agreements (“Advisory Agreements”) with First Tennessee, DMC and Highland (“Advisors”) respectively, that have responsibility for the investment and management of the Portfolios’ assets and securities. This review was conducted in accordance with Section 15(c) of the Investment Company Act of 1940. Four of the five Trustees (the “Independent Trustees”) are not interested persons of the Advisors or of the principal underwriter of the Portfolios, and independent counsel to the Independent Trustees advised the Trustees in their deliberations.

In advance of the meeting, the Trustees received substantial information from the Advisors for their consideration in their review of the Advisory Agreements, and the Advisors provided additional information and responded to questions from the Trustees at the meeting. In approving the Advisory Agreements, the Trustees, including the Independent Trustees, considered the following factors:

Nature, Extent and Quality of the Services under the Advisory Agreements:

The Trustees considered information regarding the nature, extent and quality of services provided to each Portfolio under the Advisory Agreements. The principal responsibility of the Advisors is to furnish investment advice and make investment decisions for the Portfolios. Thus, the Trustees focused initially upon Portfolio performance as evidence of the quality of that service. With respect to the Capital Appreciation Portfolio, the Trustees noted that, although the performance of the Portfolio over the approximately three and one-half year life was superior to that of its benchmark index, the investment performance during both the three-month and twelve-month periods ended March 31, 2005, was below the benchmark. The performance of the Core Equity Portfolio was below its benchmark for both the three-month and twelve-month periods ended March 31, 2005, and also below the index for the three and one-half year life of the Portfolio.

The Trustees reviewed background information about each Advisor, including the experience of each Advisor’s management and of the investment team primarily responsible for the day-to-day portfolio management of each of the Portfolios and the resources devoted to research and analysis of actual and potential investments. They reviewed information about each Advisor’s client transactions, insider trading policies and procedures, a description of each Advisor’s code of ethics and information concerning additional services rendered for the Portfolios by the Advisors. The Trustees concluded that such services are of satisfactory quality and that the Advisors are well qualified to perform their responsibilities, including making the investment decisions for the Portfolios. Although, the Trustees expressed their concern about the current performance of both Portfolios and the longer term performance of the Core Equity Portfolio, they concluded that continuation, at present, that the advisory relationships with the current Advisors is in the best interest of their shareholders.

Advisory Fees and Portfolio Expenses

The Trustees then reviewed information about fees and expenses of each of the Portfolios, as compared with other comparable Portfolios selected and compared by Lipper Analytical Services, Inc. They observed that the management fees actually received by the Advisors, after the Advisors reimbursed the Portfolios for expenses in excess of applicable expense limits, were lower than that paid by any other Portfolios in their comparison groups. The Trustees also noted that the total expense ratio of the Core Equity Portfolio after such reimbursement was also lower than the average of those Portfolios, and the total expense ratio of the Capital Appreciation Portfolio was slightly higher (less than one-tenth percent) than the average expense ratio of such other Portfolios. The Trustees agreed that the fees paid by the Portfolios at present are clearly not excessive.

Profitability and Benefits to the Advisors

The Trustees received and reviewed information concerning fees charged by the Advisors to other clients, the possible benefits that the Advisors may receive from the relationships with the Portfolios and the profitability, if any, realized from such advisory relationships. The Trustees noted that the substantial reimbursements that both Portfolios had received from their Advisors were the result of the small size of both Portfolios. The total advisory fee received by each of the Advisors was therefore small and both First Tennessee and DMC reported that, as a result, they had realized losses from their advisory activities for the Portfolios. First Tennessee stated that it had subsidized the Portfolio for the last year. The Trustees determined that any benefits that an Advisor may receive from its relationship with a Portfolio, including any research received from brokers who handle Portfolio transactions, is inconsequential in view of the relatively small size of the Portfolios and that no economies of scale are being realized from their services at this time.

In summary, after considering all of the foregoing factors, the Trustees concluded that the Advisory Agreements between the Portfolios and the Advisors are in the best interests of the shareholders, and that the fees paid to the Advisors are fair and reasonable from the point of view of the shareholders. The Trustees therefore approved continuance of the Advisory Agreements for the next year.

Investment Adviser - Core Equity Portfolio

First Tennessee Bank National Association

Memphis, Tennessee

Sub-Adviser - Core Equity Portfolio

Highland Capital Management Corp.

Memphis, Tennessee

Co-Investment Advisers - Capital Appreciation Portfolio

First Tennessee Bank National Association

Memphis, Tennessee

Delaware Management Co.

Philadelphia, Pennsylvania

Administrator, Transfer Agent & Fund Accountant

ALPS Mutual Funds Services, Inc.

Denver, Colorado

Distributor

ALPS Distributors, Inc.

Denver, Colorado

Co-Administrator

First Tennessee Bank National Association

Memphis, Tennessee

Legal Counsel

Davis Graham & Stubbs LLP

Denver, Colorado

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Denver, Colorado

Custodian

State Street Bank & Trust

Boston, Massachusetts

These Portfolios are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

This report must be accompanied or preceded by a current prospectus. Please read it carefully before investing or sending money.

FIRST HORIZON FUNDS	1625 BROADWAY, SUITE 2200, DENVER, COLORADO 80202	(877) 846-0741

Item 2 - Code of Ethics

Not Applicable to Semi-Annual Report.

Item 3 - Audit Committee Financial Expert

Not Applicable to Semi-Annual Report.

Item 4 - Principal Accountant Fees and Services

Not applicable to Semi-Annual Report.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

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Item 10 - Submission of Matters to Vote of Security Holders

The Board of Trustees has adopted, as of September 14, 2004, procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  Shareholders who wish to recommend candidates for consideration shall submit the names and basic qualifications of the candidates to the Secretary of the Trust.

Item 11 - Controls and Procedures

(a)                                  The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the Registrant’s internal control over financial reporting during that the second fiscal quarter of the period covered by this report has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)                    Not applicable.

(a)(2)          Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

(a)(3)                    Not applicable.

(b)                                 A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906CERT.  The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	September 7, 2005

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer

Date:	September 7, 2005

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